TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of TIAA

Levels 1, 2, 3, 4

SUPPLEMENT NO. 2

Supplement dated July 7, 2022, to the TIAA Access Prospectus, TIAA Access Summary Prospectus For New Investors and TIAA Access Updating Summary Prospectus (collectively, the “TIAA Access Prospectuses”) each dated May 1, 2022. The terms used in this Supplement have the same meaning as used in the TIAA Access Prospectuses.

Notice of Fund Substitution

Effective August 22, 2022 (the “Substitution Date”), TIAA and TIAA Access Separate Account VA-3 (the “Separate Account”) will replace the following fund (the “Original Fund”) in which an investment account of the Separate Account invests with the following other fund (the “Replacement Fund”), as described further in the table below.

Please note the substitution will only affect you if you currently invest in or plan to invest in the investment account that corresponds to the Original Fund. You may only invest in those investment accounts available under the terms of your employer’s plan.

Original Fund	Replacement Fund
Vanguard 500 Index Fund (Admiral Shares)	Vanguard Institutional Index Fund (Institutional Plus Shares)

Important Information About The Fund Substitution
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The Replacement Fund is described in Appendix A of the TIAA Access Prospectuses. The investment objective, principal investment strategies and risks, fees, expenses and the investment adviser of the Replacement Fund are more fully described in the Replacement Fund’s prospectus, which is available online from the drop down menu to the TIAA Access Prospectuses, or at www.tiaa.org/access_pro, or can be requested by calling 800-842-2252, or sending an email request to: disclosure@tiaa.org.

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On the Substitution Date you do not need to take any action and any Contract value you have allocated to the Original Fund will be automatically allocated to the Replacement Fund. The substitution will take place at the relative net asset value, which means your Contract value immediately after the substitution will be the same as immediately before the substitution. However, the number of units you receive in the investment account investing in the Replacement Fund will be different from the number of units you held in the investment account investing in the Original Fund, due to the difference in unit values.

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Subject to TIAA’s restrictions on transfers to prevent or limit market timing or excessive trading by contractowners, you may make at least one transfer of Contract value from the investment account that invests in the Original Fund prior to the Substitution Date or from the Replacement Fund after the Substitution Date to any other available investment option under your Contract for a period beginning at least 30 days before the Substitution Date through at least 30 days following the Substitution Date. TIAA will not exercise any right it may have under the Contracts to impose restrictions on transfers between the investment accounts under the Contracts, including limitations on the future number of transfers, for a period beginning at least 30 days before the Substitution Date through at least 30 days following the Substitution Date.

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After the Substitution Date, unless you provide us with alternative allocation instructions, all instructions that designate the investment account that previously invested in the Original Fund will be deemed to be an instruction for the investment account that invests in the Replacement Fund. This includes, but is not limited to, instructions for purchases, withdrawals or transfers, including any systematic transfers or withdrawals.

•	You will not incur any fees, charges, or tax consequences as a result of the substitution.

•	As of the Substitution Date, the Original Fund will no longer be available through your Contract and will be deleted as an investment option from Appendix A in the TIAA Access Prospectuses.

Please keep this Supplement with your TIAA Access Prospectus for future reference.

A41265 (7/22)